Cash and cash equivalents	12 Months Ended
Mar. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash and cash equivalents consist of cash and bank accounts and are payable on demand. The bank accounts earn interest at various rates which differ by account. The deposits consist of highly liquid money market instruments, with withdrawals periods of up to 3 months.

(EUR thousand)	As of March 31
Cash and cash equivalents	2021	2020	2019
Deposits	63,036	84,884	3,476
Cash and bank balances	119,747	141,255	100,596
Total	182,783	226,139	104,072
The fair value of cash and cash equivalents approximates its carrying value due to its short term nature.
Please refer to Note 26 related to the pledge of cash in hand.